Exhibit 10.18

                                 2001 STOCK PLAN
                                 ---------------

1. Purpose. The purposes of this 2001 Stock Plan (the "Plan") of Worldwide Medical Corporation, a Delaware corporation (the "Company"), are (a) to ensure the retention of the services of existing executive personnel, key employees, and directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel, key employees, and directors; (c) to provide incentive to all such personnel, employees and directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the quest for success and increased value of the Company; and (d) to allow vendors, service providers, consultants, business associates, strategic partners, and others that the Board of Directors anticipates will have an important business relationship with the Company or its affiliates to have an the opportunity to participate in the ownership of the Company and thereby to have an interest in the anticipated future success and increased value of the Company.

2.     Award  Opportunities.

     Awards (individually, an "Award"; collectively, the "Awards") under the Plan may be granted in the form of (a) incentive stock options ("Incentive Stock Options") to acquire shares of voting and/or non-voting common stock of the Company ("Common Stock"), as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) non-statutory stock options ("Nonstatutory Stock Options") to acquire Common Stock, and (c) Common Stock that is restricted and must be purchased by the Plan participant ("Restricted Common Stock").

     Incentive Stock Options and Nonstatutory Stock Options may hereinafter be referred to individually as an "Option" and collectively as "Options."

3.     Administration.

     (A) Committee. The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee (the "Committee") of the Board authorized by the Board. The Committee shall consist of two or more persons, at least two of whom shall be directors of the Company, who shall be appointed by, and serve at the pleasure of, the Board. No person serving as a member of the Board or the Committee shall act on any matter relating solely to such person's own interest under the Plan or any Option or shares thereunder. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) only directors who, at the time of service, qualify as "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act shall be members of the Committee and (ii) all references in the Plan to the Board shall refer only to the Committee.

     (B) Authority. The Board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority with respect to the Plan (i) to interpret all provisions of the Plan consistent with law; (ii) to determine the persons who will receive Awards;
(iii) to determine the frequency of grant of Awards; (iv) to determine the type of, the number of shares of Common Stock subject to, and the exercise period and price of each Option to be granted to each eligible persons; (v) to determine the type of, the number and the purchase price of shares of Restricted Common Stock to be granted to each person; (vi) to prescribe the form and terms of instruments evidencing any Award granted under the Plan; (vii) to determine the term of the restricted period and other conditions applicable to Restricted Common Stock; (viii) to adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) to make all other determinations necessary or advisable for the administration of the Plan. The Board may, with the consent of the person who has been granted an Award under the Plan, amend the instrument regarding such Award consistent with the provisions of the Plan, unless otherwise required by law.

     (C) Indemnification. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith. The members of the Board and the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by Delaware and Federal laws.

4. Eligibility. Participation in the Plan shall be determined by the Board and shall be limited to executive personnel, key employees, and directors of the Company or its affiliates, and vendors, service providers, consultants, business associates, strategic partners, and others with or that the Board anticipates will have an important business relationship with the Company or its affiliates (individually, a "Participant"; collectively, the "Participants").

5.     Stock  Subject  to  Plan.

     Subject to adjustments as provided in Section 8(A) hereof, the aggregate amount of Common Stock as to which Awards may be granted under the Plan shall be 500,000, and may be authorized but unissued shares or treasury shares.

     The Board, or its designee, shall maintain records showing the cumulative number of shares of Common Stock underlying outstanding Options, the cumulative number of shares of Common Stock subject to right of purchase as Restricted
Common Stock and the applicable restricted periods under the Plan, and the number of shares of Common Stock delivered in settlement of any other Award under the Plan.

     If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, or if any shares of Common Stock to be issued pursuant to an Award are not issued for any reason then, the shares of Common Stock underlying the unexercised portion of such expired or terminated Option and by the unissued portion of such Award shall again become available for the purposes of the Plan.

6.     Options.

     (A)     Allotment  of  Shares.

          The Board may, in its sole discretion and subject to the provisions of the Plan, grant to Participants, at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase Common Stock, subject to the approval of the Plan by the Company's stockholders. Furthermore, grants intended to be Incentive Stock Options are subject to the limitations set forth in paragraph (F) of this Section 6.

          Options may be allotted to Participants in such amounts as the Board, in its sole discretion, may from time to time determine. Notwithstanding the foregoing, only Participants who qualify to receive Incentive Stock Options under the applicable provisions of the Code shall be eligible to be granted an Incentive Stock Option pursuant to the Plan. All Participants shall be eligible to be granted any other form of Award available under the Plan.

     (B)     Exercise  Price.

          The price per share at which each Nonstatutory Stock Option granted under the Plan may be exercised, as to any particular Nonstatutory Stock Option, shall be determined by the Board at the time such Nonstatutory Stock Option is granted. The exercise price for any share of Common Stock underlying any Option that is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code shall be not less than one hundred percent (100%) of the fair market value of one share of Common Stock at the time such Option is granted. In the case of a Participant who owns shares representing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of its affiliates (as determined under Section 424(d) of the Code) at the time the Incentive Stock Option is granted, such exercise price shall not be less than one hundred ten percent (110%) of the fair market value of one share of Common Stock at the time such Option is granted.

          If the Common Stock is listed on a national securities exchange, the high and low selling prices thereof are reported on the Nasdaq Stock Market, Inc. ("Nasdaq"), or the bid and asked closing prices thereof are quoted on the OTC Bulletin Board or the Pink Sheets at the time an Option is granted, then the fair market value of one share of Common Stock shall be the average of the highest and lowest selling prices of the Common Stock as reported by such exchange, as reported on Nasdaq, or as quoted on the OTC Bulletin Board or the Pink Sheets on the date such Option is granted or, if there were no sales of Common Stock on said date, then on the next prior business day on which there were sales of Common Stock. If the Common Stock is traded other than on a national securities exchange, the high and low selling prices thereof are not reported on Nasdaq, or the bid and asked prices thereof are not quoted on the OTC Bulletin Board or the Pink Sheets at the time an Option is granted, then the fair market value of one share of Common Stock shall be the determined using such method on the next prior business day on which such trading or quoting occurred. If no such trading or quoting is available, then the Board shall make a good faith determination of the fair market value of one share of Common Stock using any reasonable method of valuation. Unless another date is specified by the Board, the date on which the Board approves the granting of an Option shall be deemed the date on which the Option is granted.

     (C) Option Period. An Option granted under the Plan shall terminate, and the right of the Participant (or the Participant's estate, personal representative, or beneficiary) to exercise the Option shall expire, on the date determined by the Board at the time the Option is granted (the "Expiration Date"). No Option shall be exercisable more than ten (10) years after the date on which it was granted. In the case of a Participant who owns shares representing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of its affiliates (as determined under Section 424(d) of the Code), no Incentive Stock Option shall be exercisable more than five (5) years after the date on which it is granted.

     (D) Vesting Schedule; Termination. An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for the Common Stock originally subject to the Option.

          (1) Vesting Schedule. All Options granted hereunder shall be subject to a 36- month vesting schedule, whereby one-third (1/3) of such Options shall vest 12 months after grant, one-third (1/3) shall vest 24 months after grant, and one-third (1/3) shall vest 36 months after grant, unless otherwise provided herein; provided, however, that any such vesting requirement of any outstanding Option granted hereunder shall be fully accelerated in the event of a Sale, as that term is defined hereinafter, so long as such acceleration would not result in a "modification" (as defined in Section 424(h)(3) of the Code) of any Incentive Stock Option. Notwithstanding the immediately preceding vesting schedule, the Board in its sole discretion may modify, in any manner and to any extent it deems appropriate, or waive any or all of such vesting requirements.

          (2) Termination for Any Reason Except Cause, Death, or Disability. If the Participant (who is an employee or non-employee advisor, consultant, or director) terminates his relationship as an employee or non-employee advisor, consultant, or director or is terminated for any reason, except cause, death, or permanent and total disability, the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the date of termination, may be exercised by the Participant no later than three (3) months after the date of termination, but in any event no later than the Expiration Date.

          (3) Termination For Cause. If the Participant (who is an employee or non-employee advisor, consultant, or director) is terminated for cause, the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the date of termination, may be exercised by the Participant no later than fifteen (15) days after the date of termination, but in any event no later than the Expiration Date.

          (4) Termination Because of Death or Disability. If the Participant (who is an employee or non-employee advisor, consultant, or director) is terminated because of death or permanent and total disability of the Participant, the Option, to the extent that it is exercisable by the Participant on the date of termination, may be exercised by the Participant (or the Participant's legal representative) no later than one (1) year after the date of termination, but in any event no later than the Expiration Date.

     (E)     Manner  of  Exercise  and  Payment.

          (1)     Exercise.

               Each Option granted under the Plan shall be deemed exercised to the extent that the Participant shall deliver to the Company written notice of the number of full shares of Common Stock underlying the whole or that portion of the Option then being exercised. The Participant shall at the same time tender to the Company payment in full for such shares, which payment may be in cash or, subject to Section 6(E)(2), in previously issued shares of Common Stock of the same class for which the Option is being exercised or partly in cash and partly in previously issued shares of Common Stock of such same class, and shall comply with such other reasonable requirements as the Board may establish, pursuant to Section 8(C). These provisions shall not preclude exercise of an Option, or payment of the exercise price thereunder, by any other proper legal method specifically approved by the Board.

               Subject to Delaware law, no person, estate, or other entity shall have any of the rights of a stockholder with reference to shares subject to an Option until a certificate representing the shares of Common Stock has been delivered.

               An Option granted under the Plan may be exercised for any lesser number of whole shares than the full amount for which it could then be exercised; provided, however, that the Board may require, in the agreement evidencing an Option, any partial exercise to be with respect to a specified minimum number of shares of Common Stock. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining shares of Common Stock underlying the Option.

          (2)     Payment  in  Shares  of  Common  Stock.

               The value of shares of Common Stock delivered for payment of the exercise price of an Option shall be the fair market value of the Common Stock determined as provided in Section 6(B) on the date the Option is exercised. If certificates representing shares of Common Stock are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of shares of Common Stock so used, and an additional certificate or certificates shall be delivered to the Participant representing the additional shares of Common Stock to which the Participant is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E)(1), the Board, in its sole discretion, may refuse to accept shares of Common Stock delivered for payment of the exercise price, in which event any certificates representing such shares of Common Stock that were actually received by the Company with the written notice of exercise shall be returned to the exercising Participant, together with notice by the Company of the refusal of the Company to accept such shares of Common Stock as partial or full payment of the exercise price.

               In the event shares are delivered for payment of the exercise price of such Option as herein provided, then, at the discretion of the Board, the Participant may be granted an Option to purchase that quantity and class of Common Stock equal to the quantity and class of Common Stock delivered in partial or full payment of the exercise price, with an exercise price equal to the current fair market value of such Common Stock, and with a term of such Option extending to the expiration date of the Option for which partial or full payment of the exercise price thereof was accomplished by delivery of previously issued shares of Common Stock.

          (3) Loans. The Company may make loans to Participants or their respective lawful successors as the Board, in its sole discretion, may determine (including a grantee who is a director or officer of the Company) in connection with the exercise of Options granted under the Plan; provided, however, that the Board shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h)(3) of the Code) of any Incentive Stock Option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made as are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares of Common Stock underlying the Option, or portion thereof, exercised by the Participant. No loan shall have an initial term exceeding one (1) year, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Common Stock of the same class for which the Option is being exercised having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations, and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          (4) Persons Subject to Section 16 of the Exchange Act. Participants who are subject to Section 16 of the Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of an Option by such person be held at least until the date six months after the date of grant of the Option.

     (F) Limitations on Exercise. In the case of Options intended to be Incentive Stock Options, the aggregate fair market value, determined as of the date of grant, of the shares of Common Stock underlying such Options that are exercisable for the first time by a Participant shall be limited to $100,000 per calendar year.

     (G) Written Stock Option Agreement. Each Option shall be evidenced by a written stock option agreement in a form approved by the Board. Each stock option agreement shall be executed by the Company and by the Participant receiving the Option.

7.     Restricted  Common  Stock.

     (A) Granting of Restricted Common Stock. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to Participants at such times as it deems appropriate following adoption of the Plan by the Board, the right to purchase shares of Restricted Common Stock, subject to approval of the Plan by the Company's stockholders.

     (B) Price of Restricted Common Stock. The price per share at which Restricted Common Stock may be purchased by a Participant under the Plan shall be determined by the Board at the time such Restricted Common Stock is purchased. The purchase price per share of Restricted Common Stock as to any particular Restricted Common Stock grant shall also be known as the "Initial Price Per Share."

     (C)     Terms  of  Restricted  Common  Stock.

          Unless otherwise established by the Board, all restrictions applicable to the Restricted Common Stock shall lapse as follows: All Restricted Common Stock granted hereunder shall be subject to a 36-month schedule, whereby restrictions in respect of one-third (1/3) of such Restricted Common Stock shall lapse 12 months after grant, one-third (1/3) shall lapse 24 months after grant, and one-third (1/3) shall lapse 36 months after grant, unless otherwise provided herein. Each grant of Restricted Common Stock may have a different Restricted Period. The Board may in its sole discretion, at the time of the grant of Restricted Common Stock is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the satisfaction of other conditions with respect to all or any portion of the Restricted Common Stock. The Board may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the shares of Restricted Common Stock.

          Unless another date is specified, the date on which the Board approves the grant of Restricted Common Stock shall be deemed the date on which the Restricted Common Stock is granted.

          In order for Participant to exercise his right to purchase shares of Restricted Common Stock under a grant (unless that payment date is further extended by the Board), within thirty (30) days after the date of grant, such Participant shall execute, retroactive to the date of such grant, an agreement reflecting the number of shares the Participant is purchasing and the conditions imposed upon the purchase of such shares as determined by the Board.

          As payment for the purchase price of the Restricted Common Stock, the Participant may tender to the Company payment in cash, past or future services (valued at their fair market value on the date the Restricted Common Stock is granted by the Board at its sole discretion), in previously issued shares of Common Stock (taken at their fair market value on the date the Restricted Common Stock is granted determined as provided in Section 6(B)) or in any combination thereof and shall comply with such other reasonable requirements as the Board may establish, pursuant to this Section 8(C). These provisions shall not preclude payment of the purchase price of Restricted Common Stock by any other proper legal method specifically approved by the Board. Notwithstanding the foregoing, the Board, in its sole discretion, may refuse to accept shares of Common Stock in payment of the purchase price, in which event any certificates representing such shares of Common Stock that were actually received by the Company as attempted payment for the Restricted Common Stock shall be returned to the Participant, together with notice by the Company of the refusal of the Company to accept such shares of Common Stock as partial or full payment for the Restricted Common Stock.

          A stock certificate representing the number of shares of Restricted Common Stock granted to and purchased by a Participant shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. The Participant shall have the rights and privileges of a stockholder as to such shares of Restricted Common Stock, including the right to vote such shares (in the case of voting Restricted Common Stock), except that
(i) the Participant shall not be entitled to delivery of such certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, (ii) none of the shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Board, and (iii) subject to the provisions contained in
Section 8(D), all of the Restricted Common Stock, at the sole option of the Company (to be exercised in writing, if at all, within thirty (30) days of the occurrence of an employment or non-employee event, as set forth hereinbelow), shall be forfeited and all rights of the Participant to such Restricted Common Stock shall terminate without further obligation on the part of the Company (except for the obligation of the Company to purchase the Restricted Common
Stock from the Participant at the Initial Price Per Share) in the event the Participant has not remained in the continuous employment of the Company or its affiliates or in continuous service as a non-employee advisor, consultant, or director until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board applicable to such Restricted Common Stock. The Board shall decide in each case to what extent leaves of absence for government or military service, illness, temporary disability or other reasons shall not, for this purpose, be deemed interruption of continuous employment or service as a non-employee advisor, consultant, or director.

          At the discretion of the Board, cash and stock dividends may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board.

          Each certificate evidencing shares of Restricted Common Stock shall be inscribed with a legend substantially as follows:

          "The shares of common stock of Worldwide Medical Corporation, evidenced by this certificate, are subject to the terms and restrictions of Worldwide Medical Corporation's 2001 Stock Plan. Such shares are subject to forfeiture or cancellation under the terms of said Plan and shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which is available from Worldwide Medical Corporation, upon request."

          Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or at such earlier time as provided for herein, the restrictions applicable to the shares of Restricted Common Stock shall lapse and a stock certificate for the number of shares of Restricted Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional shares but will pay, in lieu thereof, the fair market value (determined in accordance with Section 6(B) as of the date the restrictions lapse) of such fractional shares to the Participant.

     (D)     Termination  of  Employment/Services

          All of the Participant's rights to the shares of Restricted Common Stock shall be forfeited if the Participant (who is an employee or non-employee advisor, consultant, or director) is terminated or terminates his employment with or service for the Company or its affiliates for any reason except for death or permanent and total disability prior to the expiration of the restrictions on such shares, and such forfeited shares shall be purchased by the Company at the Initial Price Per Share within a reasonable time period established by the Board. Any attempt to dispose of any such shares in contravention of the foregoing restrictions shall be null and void and without effect.

          If a Participant, who has been in the continuous employ or service of the Company or its affiliates since the date on which the Restricted Common Stock was granted, dies or becomes permanently and totally disabled while in such employment or service and prior to the lapse of the restrictions on the Restricted Common Stock all such restrictions shall lapse and cease to be effective as of the end of the month in which the Participant's employment terminates due to death or permanent and total disability.

     (E) Persons Subject to Section 16 of the Exchange Act. Participants who are subject to Section 16 of the Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of Restricted Common Stock by such person be held at least until the date six months after the date of grant of the Restricted Common Stock.

8.     Other  Provisions.

     (A)     Adjustment  of  Shares.

     In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend, or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Incentive Stock Options, Nonstatutory Stock Options, and Restricted Common Stock in order to preserve, but not to increase, the benefits to the Participant then holding such Awards.

     In the event that the Company at any time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of the outstanding capital stock of the Company following the transaction changes by 50% or more as a result of such transaction (a "Sale"), the Plan and all unexercised Incentive Stock Options or Nonstatutory Stock Options granted hereunder and all offers to purchase Restricted Common Stock shall terminate, unless provision is made in writing in connection with such transaction for (i) the continuance of the Plan and for the assumption of Incentive Stock Options and Nonstatutory Stock Options theretofore granted, and all outstanding offers to purchase Restricted Common Stock, or the substitution for such Incentive Stock Options, Nonstatutory Stock Options and offers to purchase Restricted Common Stock of new Options covering, and new offers to purchase, shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the Incentive Stock Options, Nonstatutory Stock Options and offers to purchase Restricted Common Stock theretofore granted or the new Incentive Stock Options, Nonstatutory Stock Options, and new offers to purchase Restricted Common Stock substituted therefor, shall continue in the manner and under the terms so provided or (ii) the substitution for the Plan and all outstanding Incentive Stock Options and Nonstatutory Stock Options of a program or plan to provide rights to the holders of such Options to receive on exercise of such rights, the type and amount of consideration they would have received had they exercised all Options prior to such transaction and less the aggregate exercise price of such Options (which rights shall vest and be generally subject to the terms of such Options in the case of unvested Options). If such provision is not made in such transaction, then the Board shall cause written notice of the proposed transaction to be given to the Participants holding Incentive Stock Options, Nonstatutory Stock Options or rights of purchase not less than thirty
(30) days prior to the anticipated effective date of the proposed transaction, and all Incentive Stock Options, Nonstatutory Stock Options, and rights of purchase shall be accelerated and, concurrent with the effective date of the proposed transaction, such Participants shall have the right to exercise Incentive Stock Options, Nonstatutory Stock Options and accept rights of purchase in respect to any or all shares then subject thereto. The Board shall have the right, with respect to any specific Incentive Stock Option, Nonstatutory Stock Option, or rights of purchase granted under the Plan, to provide that all Incentive Stock Options, Nonstatutory Stock Options or rights of purchase shall be accelerated in any event upon the effective date of the proposed transaction.

     (B) Non-Transferability. No Award granted to a Participant under the Plan shall be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code; provided that transfer pursuant to a qualified domestic relations order shall not be permitted with respect to Incentive Stock Options or in circumstances where such transfer would cause a lapse of restriction for purposes of Section 83 of the Code. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment, or similar process, any Award other than as permitted in the preceding sentence shall give no right to the purported transferee.

     (C)     Compliance  with  Law  and  Approval  of  Regulatory  Bodies.

          No Option shall be exercisable and no shares shall be delivered in settlement of any Award and no unrestricted Common Stock shall be issued for Restricted Common Stock under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Company's shares may be listed. Any certificate issued to evidence shares of Common Stock for which an Award is exercised or with respect to which Restricted Common Stock restrictions lapse shall bear such legends and statements as the Board deems advisable in order to assure compliance with Federal and state laws and regulations. No Award shall be exercisable and no Common Stock shall be delivered and no Restricted Common Stock shall be issued under the Plan until the Company has obtained consent or approval from such regulatory bodies, Federal or state, having jurisdiction over such matters as the Board may deem advisable.

          In the case of the exercise of an Award by a person or estate acquiring the right to exercise such Award by bequest or inheritance or in the case of a person or estate acquiring by bequest or inheritance the right to receive Restricted Common Stock because of the lapse of the restrictions, the Board may require reasonable evidence as to the ownership of the Award and may require such consents and releases of taxing authorities as it may deem advisable.

     (D) No Right to Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or a subsidiary or shall in any way affect the right and power of the Company or a subsidiary to terminate the employment of any Participant under the Plan at any time with or without assigning a reason therefor.

     (E) Tax Withholding. The Board shall have the right to deduct from any settlement of an Award, including without limitation the delivery or vesting of Common Stock, made under the Plan any Federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take any such other action as may be necessary in the opinion of the Board to satisfy all obligations for payment of such taxes. If Common Stock that would otherwise be delivered in settlement of the Award is used to satisfy tax withholding, such Common Stock shall be valued based on their fair market value determined in accordance with Section 6(B) when the tax withholding is required to be made.

     (F)     Amendment  and  Termination.

          The Board may at any time suspend, amend, or terminate the Plan, and, without limiting the foregoing, the Board shall have the express authority to amend the Plan from time to time, with or without approval by the stockholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under Section 16 of the Exchange Act, as any of such rules may be amended, supplemented, or superseded from time to time. Except for adjustments made in accordance with Section 8(A), the Board may not, without the consent of the grantee of the Award, alter or impair any Award previously granted under the Plan. No Award may be granted during any suspension of the Plan or after termination thereof.

          In addition to Board approval of an amendment, if the amendment would:
(i) materially increase the benefits accruing to Participants; (ii) increase the number of shares of Common Stock deliverable under the Plan (other than in accordance with the provisions of Section 8(A)); or (iii) materially modify the requirements as to eligibility for participation in the Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by Rule 16b-3 of the Exchange Act.

     (G) Effective Date of the Plan. The Plan was adopted by the Board and the stockholders holding a majority of the Company's outstanding shares entitled to vote thereon on July 20, 2001.

     (H) Duration of the Plan. Unless previously terminated by the Board, the Plan shall terminate at the close of business on July 19, 2011, and no Award shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

     (I) Use of Certain Terms. The term "affiliates" shall mean the Company's parent and subsidiaries. The terms "parent" and "subsidiary" shall have the meanings ascribed to them in Section 424 of the Code and unless the context otherwise requires, the other terms defined in Section 421, 422, and 424, inclusive, of the Code and regulations and revenue rulings applicable thereto, shall have the meanings attributed to them therein. The term
"permanent  and  total  disability"  shall  have  the  meaning ascribed to it in
Section  22(e)(3)  of  the  Code.

                             STOCK OPTION AGREEMENT
                  GRANTED UNDER WORLDWIDE MEDICAL CORPORATION'S
                                 2001 STOCK PLAN

     Unless otherwise defined herein, the terms defined in the 2001 Stock Plan (the "Plan") of Worldwide Medical Corporation (the "Company") shall have the same defined meanings in this Option Agreement.

I.     NOTICE  OF  STOCK  OPTION  GRANT
       --------------------------------

     1. __________________ ("You") have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant  Number                            _______

     Date  of  Grant                          _______

     Vesting  Commencement  Date              _______

     Exercise  Price  per  Share              $______

     Total  Number  of  Shares  Granted       _______

     Total  Exercise  Price                   $______
     Type  of  Option:              ___     Incentive  Stock  Option  ("ISO")
                                    ___     Nonstatutory  Stock  Option  ("NSO")

     Expiration  Date:

     2.     Vesting Schedule.  All Options granted hereunder shall be subject to
            ----------------
a 36- month vesting schedule, whereby one-third (1/3) of such Options shall vest 12 months after grant, one-third (1/3) shall vest 24 months after grant, and one-third (1/3) shall vest 36 months after grant, unless otherwise provided herein; provided, however, that any such vesting requirement of any outstanding Option granted hereunder shall be fully accelerated in the event of a Sale, as that term is defined hereinafter, so long as such acceleration would not result in a "modification" (as defined in Section 424(h)(3) of the Code) of any Incentive Stock Option. Notwithstanding the immediately preceding vesting schedule, the Board in its sole discretion may modify, in any manner and to any extent it deems appropriate, or waive any or all of such vesting requirements.

     3.     Termination.
            -----------

          (a) Termination for Any Reason Except Cause, Death, or Disability. If the Participant (who is an employee or non-employee advisor, consultant, or director) terminates his relationship as an employee or non-employee advisor, consultant, or director or is terminated for any reason, except cause, death, or permanent and total disability, the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the date of termination, may be exercised by the Participant no later than three (3) months after the date of termination, but in any event no later than the Expiration Date.

          (b) Termination For Cause. If the Participant (who is an employee or non-employee advisor, consultant, or director) is terminated for cause, the Option, to the extent (and only to the extent) that it would have been exercisable by the Participant on the date of termination, may be exercised by the Participant no later than fifteen (15) days after the date of termination, but in any event no later than the Expiration Date.

          (c) Termination Because of Death or Disability. If the Participant (who is an employee or non-employee advisor, consultant, or director) is terminated because of death or permanent and total disability of the Participant, the Option, to the extent that it is exercisable by the Participant on the date of termination, may be exercised by the Participant (or the Participant's legal representative) no later than one (1) year after the date of termination, but in any event no later than the Expiration Date.

     4.     Termination  Period.  This  Option  may be exercised for ninety (90)
            -------------------
days after the termination of your employment or consulting relationship with the Company. Upon your death or disability (as defined in Section 22(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code")), this Option may be exercised for such longer period as provided in the Plan. In the event your change in status is from employee to consultant or consultant to employee, This Option Agreement shall remain in effect. In no event may this Option be exercised later than the Expiration Date provided above.

II.     AGREEMENT
        ---------

     1.     Grant  of  Option.  The  Administrator  hereby grants to you, as set
            -----------------
forth in Section I, above, an option to purchase up to that number of Shares at the exercise price per share set forth in Section I, above (the "Exercise Price"), subject to the terms and conditions of the Plan, which are incorporated herein by reference (the "Option"). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option
Agreement,  the  terms  and  conditions  of  the  Plan  shall  prevail.

          If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, such excess shall be treated as if it were an NSO.

     2.     Exercise  of  Option
            --------------------

          (a)     Right to Exercise.  This Option is exercisable during its term
                  -----------------
in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of my death, disability, or other termination of my employment by, or consulting relationship with, the Company, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b)     Method of Exercise.  This Option is exercisable by delivery of
                  ------------------
an exercise notice, in the form approved by the Company (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. You shall sign the Exercise Notice and shall deliver it in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes, the Exercised Shares shall be considered transferred to you on the date the Option is exercised with respect to such Exercised Shares.

     3.     Method of Payment.  Payment of the aggregate Exercise Price shall be
            -----------------
by  any  of  the  following,  or  a  combination  thereof,  at  your  election:


     (a)     cash;

     (b)     check;  or

     (c) Payment in Shares of Common Stock. The value of shares of Common Stock delivered for payment of the exercise price of an Option shall be the fair market value of the Common Stock determined as provided in Section 6(B) of the Plan on the date the Option is exercised. If certificates representing shares of Common Stock are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of shares of Common Stock so used, and an additional certificate or certificates shall be delivered to the Participant representing the additional shares of Common Stock to which the Participant is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E)(1) of the Plan, the Board, in its sole discretion, may refuse to accept shares of Common Stock delivered for payment of the exercise price, in which event any certificates representing such shares of Common Stock that were actually received by the Company with the written notice of exercise shall be returned to the exercising Participant, together with notice by the Company of the refusal of the Company to accept such shares of Common Stock as partial or full payment of the exercise price.

               In the event shares are delivered for payment of the exercise price of such Option as herein provided, then, at the discretion of the Board, the Participant may be granted an Option to purchase that quantity and class of Common Stock equal to the quantity and class of Common Stock delivered in partial or full payment of the exercise price, with an exercise price equal to the current fair market value of such Common Stock, and with a term of such Option extending to the expiration date of the Option for which partial or full payment of the exercise price thereof was accomplished by delivery of previously issued shares of Common Stock.

     (d) Loans. The Company may make loans to Participants or their respective lawful successors as the Board, in its sole discretion, may determine (including a grantee who is a director or officer of the Company) in connection with the exercise of Options granted under the Plan; provided, however, that the Board shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h)(3) of the Code) of any Incentive Stock Option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made as are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares of Common Stock underlying the Option, or portion thereof, exercised by the Participant. No loan shall have an initial term exceeding one (1) year, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Common Stock of the same class for which the Option is being exercised having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations, and rules of the Board of Governors of the Federal Re-serve System and any other governmental agency having jurisdiction.

     4.     Non-Transferability  of  the  Option.  No  Award  granted  to  a
            ------------------------------------
Participant under the Plan shall be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code; provided that transfer pursuant to a qualified domestic relations order shall not be permitted with respect to Incentive Stock Options or in circumstances where such transfer would cause a lapse of restriction for purposes of Section 83 of the Code. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment, or similar process, any Award other than as permitted in the preceding sentence shall give no right to the purported transferee. The terms of the Plan and this Option Agreement shall be binding upon your executors, administrators, heirs, successors, and assigns.

     5.     Term  of  Option.  This Option may be exercised only during the term
            ----------------
set forth in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.     Tax  Consequences.  Some  of  the  federal  and  Delaware  state tax
            -----------------
consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT A TAX ADVISER BEFORE
EXERCISING  THIS  OPTION  OR  DISPOSING  OF  THE  SHARES.

          (a)     Exercising  the  Option.
                  -----------------------

               (i)     NSO.  If  this  Option  is  an NSO, you may incur regular
                       ---
federal income tax and California state income tax liability upon its exercise. You will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares (on the date of exercise) over their aggregate Exercise Price. If you are an Employee or a former Employee, the Company will be required to withhold from your compensation or collect from you and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

               (ii)     ISO.  If  this Option qualifies as an ISO, you will have
                        ---
no regular federal income tax or Delaware state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares (on the date of exercise) over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject you to alternative minimum tax in the year of exercise. In the event that you undergo a change of status from Employee to Consultant, any ISO of yours that remains unexercised shall cease to qualify as an ISO and will be treated for tax purposes as an NSO on the ninety-first (91st) day following such change in status.

          (b)     Disposition  of  Shares.
                  -----------------------

               (i)     NSO.  If  you  hold NSO Shares for at least one year, any
                       ---
gain realized on disposition of the Shares over Fair Market Value of the Exercised Shares at time of exercise will be treated as a long-term capital gain for federal income tax purposes.

               (ii)     ISO.  If you hold ISO Shares for at least one year after
                        ---
exercise AND for two years after the Option grant date, any gain realized on disposition of the Shares will be treated as a long-term capital gain for federal income tax purposes. If you dispose of ISO Shares within one year after exercise or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and their aggregate Exercise Price, or (B) the difference between the sale price of such Shares and their aggregate Exercise Price.

          (c)     Notice  of  Disqualifying  Disposition  of ISO Shares.  If you
                  -----------------------------------------------------
sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) one year after the exercise date or (ii) two years after the Option grant date, you shall immediately notify the Company in writing of
                          ------------------------------------------------------
such  disposition.  You  acknowledge  that  you  may  be  subject  to income tax
------------------
withholding by the Company on the compensation income recognized from such early
  -----
disposition of ISO Shares by payment in cash or out of the current earnings to be paid by the Company to you.

     7.     Entire Agreement; Governing Law.  The Plan is incorporated herein by
            -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, and may not be modified adversely to your interest except by means of a writing signed by you and the Company. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. You have reviewed the Plan and this Option Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence indicated below.


OPTIONEE'S NAME                         WORLDWIDE  MEDICAL  CORPORATION


--------------------------           ------------------------------------------
street address                       Daniel G. McGuire, Chief Executive Officer
                                     13 Spectrum Point Drive
                                     Lake  Forest,  CA  92630

--------------------------
city, state,

                                CONSENT OF SPOUSE

     I have read and hereby approve the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting my spouse the right to purchase Shares, as set forth in the Plan and this Option Agreement, I hereby agree to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agree that any community property interest shall be similarly bound. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


     -----------------------------------------
     Signature  of  Spouse  of  Optionee


     ----------------------------------------
     Type  or  Print  Name


     ------------------
     Date

                                    EXHIBIT A
                                    ---------
                                 2001 STOCK PLAN
                                 EXERCISE NOTICE
Secretary
Worldwide  Medical  Corporation
12  Spectrum  Point  Drive
Lake  Forest,  CA  92630

     1.     Exercise  of  Option.  Effective as of today, ____________ __, 20__,
            --------------------
the undersigned (the "Purchaser") hereby elects to purchase ____________ shares (the "Shares") of the Common Stock of Worldwide Medical Corporation(the "Company") under and pursuant to the 2001 Stock Plan (the "Plan") and the Stock Option Agreement dated ____________ __, _____, with Grant Number ______ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

     2.     Delivery of Payment.  Purchaser herewith delivers to the Company the
            -------------------
full  purchase  price  for  the  Shares  in  the  form  of:
     __     Cash;
     __     Check;  or
     __ Payment in Shares of Common Stock. The value of shares of Common Stock delivered for payment of the exercise price of an Option shall be the fair market value of the Common Stock determined as provided in Section 6(B) on the date the Option is exercised. If certificates representing shares of Common Stock are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of shares of Common Stock so used, and an additional certificate or certificates shall be delivered to the Participant representing the additional shares of Common Stock to which the Participant is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E)(1), the Board, in its sole discretion, may refuse to accept shares of Common Stock delivered for payment of the exercise price, in which event any certificates representing such shares of Common Stock that were actually received by the Company with the written notice of exercise shall be returned to the exercising Participant, together with notice by the Company of the refusal of the Company to accept such shares of Common Stock as partial or full payment of the exercise price.

               In the event shares are delivered for payment of the exercise price of such Option as herein provided, then, at the discretion of the Board, the Participant may be granted an Option to purchase that quantity and class of Common Stock equal to the quantity and class of Common Stock delivered in partial or full payment of the exercise price, with an exercise price equal to the current fair market value of such Common Stock, and with a term of such Option extending to the expiration date of the Option for which partial or full payment of the exercise price thereof was accomplished by delivery of previously issued shares of Common Stock.

     __     Loans.  The  Company  may  make  loans  to  Participants  or  their respective lawful successors as the Board, in its sole discretion, may determine (including a grantee who is a director or officer of the Company) in connection with the exercise of Options granted under the Plan; provided, however, that the Board shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424(h)(3) of the Code) of any Incentive Stock Option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made as are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates may be below then current market rates (except in the case of Incentive Stock Options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares of Common Stock underlying the Option, or portion thereof, exercised by the Participant. No loan shall have an initial term exceeding one (1) year, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Common Stock of the same class for which the Option is being exercised having a fair market value at least equal to the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations, and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     3.     Representations of Purchaser.  Purchaser acknowledges that Purchaser
            ----------------------------
has received, read, and understood the Plan and the Option Agreement and agrees to abide by any be bound by their terms and conditions.

     4.     Rights  as  Stockholder.  Until  the  issuance  (as evidenced by the
            -----------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustments will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

     5.     Tax  Consultation.  Purchaser  understands that Purchaser may suffer
            -----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deemed advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.     Entire  Agreement; Governing Law.  The Plan and Option Agreement are
            --------------------------------
incorporated herein by reference. This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted  by:                       Accepted  by:


OPTIONEE'S NAME                      WORLDWIDE  MEDICAL  CORPORATION


--------------------------           ------------------------------------------
street address                       Daniel G. McGuire, Chief Executive Officer
                                     13 Spectrum Point Drive
                                     Lake  Forest,  CA  92630

--------------------------
city, state,